--------------------------------------------------------------------------------
                               John Hancock Funds
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                                    Patriot
                                    Premium
                                    Dividend
                                     Fund I


                                 ANNUAL REPORT


                               September 30, 1996

================================================================================

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Thomas W.L. Cameron
                                James F. Carlin*
                             William H. Cunningham*
                               Charles F. Fretz*
                             Harold R. Hiser, Jr.*
                                Anne C. Hodsdon
                               Charles L. Ladner*
                              Leo E. Linbeck, Jr.*
                             Patricia P. McCarter*
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)*
                                John P. Toolan*
                        *Members of the Audit Committee
                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Second Vice President and Compliance Officer
                               investment adviser
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
                        CUSTODIAN AND TRANSFER AGENT FOR
                              COMMON SHAREHOLDERS
                          State Street Bank and Trust
                          Company 225 Franklin Street
                          Boston, Massachusetts 02110
                            TRANSFER AGENT FOR DARTS
                                 Chemical Bank
                              450 West 33rd Street
                            New York, New York 10001
                                 LEGAL COUNSEL
                                 Hale and Dorr
                                60 State Street
                          Boston, Massachusetts 02109
                         INDEPENDENT PUBLIC ACCOUNTANTS
                              Arthur Andersen LLP
                            One International Place
                        Boston, Massachusetts 02110-2604

                               CHAIRMAN'S MESSAGE

DEAR  FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that a presidential commission is already studying the problem, and experts and politicians alike have weighed in with a slew of prescriptions. With the election behind us, we could well see some legislative action next year in Congress on the subject.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

     The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

     The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

     No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like later.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

             By Gregory K. Phelps for the Portfolio Management Team

                                  John Hancock
                                Patriot Premium
                                Dividend Fund I

             Fund produces solid gains in choppy market environment

After a decisive victory in 1995, the bond market hasn't been able to make up its mind this year. Sentiment has swung sharply and quickly in the past nine months as investors have tried to figure out where the U.S. economy is headed. The result has been a volatile bond market susceptible to the whims of the latest economic reports. Throughout the year, bond prices dropped as strong economic news sparked fears of inflation N and then rallied back as weaker reports reassured investors that economic growth was under control.

     Utility stocks N the focus of the Fund's investment strategy N have suffered from the bond market's volatility. That's not surprising given that utility stocks tend to follow the bond market closely. Other factors have also kept the group under pressure. Fears of increased industry competition heated up as closely watched regulators in Massachusetts, New York and New Hampshire pushed aggressively for lower utility rates. What's more, operating problems at several high-profile nuclear plants dimmed investor sentiment. Utility stocks, however, have bounced back recently thanks to a bond market rally and positive regulatory news from California.

--------------------------------------------------------------------------------
"Utility stocks...have suffered from the bond market's volatility."
--------------------------------------------------------------------------------

Performance recap
For the year ended September 30, 1996, John Hancock Patriot Premium Dividend Fund I had

[A 2" x 3 1/4" photo of the portfolio management team at bottom right hand column. Caption reads: "The Patriot management team: (l-r) Beverly Cleathero, Gregory Phelps, Laura Provost."]

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I


[The Pie chart with the heading `Portfolio Diversification" at top of left hand column. The chart is divided into five sections. Going from top left to right:
Industrials 13%; Short-term Investments & Other 4%; Preferred Stock Utilities 50%; Common Stock Utilities 16%; Financials 17%. A footnote below states "As a percentage of net assets on September 30, 1996."]

--------------------------------------------------------------------------------
"Our biggest winners were among preferred stocks..."
--------------------------------------------------------------------------------

a total return of 7.27% at net asset value. That compared to a return of 7.21% for the Dow Jones Utility Average and 7.72% for the average preferred stock closed-end fund, according to Lipper Analytical Services. Our biggest winners were among preferred stocks with dividends received deduction (DRD) eligibility. The important thing to know about DRD-eligible securities i s that they offer distinct tax advantages to corporate investors. With the supply of DRDs shrinking, demand has been unusually strong and that's driven prices way up. Monongahela Power stands out as one of our best performers in this area. Not only is the security DRD- eligible with a fixed dividend of $7.73, but it also offers eight years of call protection. That means the issuer cannot redeem the security for at least eight years and we can continue to earn its attractive yield.

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Monongahela Power followed by an up arrow and the phrase "DRD-eligibility boosts price." The second listing is Oklahoma Gas & Electric Co. followed by an up arrow and the phrase "Takeover speculation." The third listing is Peco Energy Co. followed by a down arrow and the phrase "Troubled nuclear plants." Footnote below reads:
"See "Schedule of Investments." Investment holdings are subject to change."]

     Peco Energy Co., on the other hand, has been a disappointment. With its Salem nuclear power plants shut down, this Philadelphia utility has suffered from higher maintenance and energy costs. Despite its recent underperformance, however, we're still holding the stock for a couple of reasons. First, investor fears are overblown and the stock has simply gotten too cheap. Second, Peco's fundamentals are still intac t. Not only does it have an attractive dividend yield and improving balance sheet, but the company has laid out specific plans to reopen its Salem nuclear plants. Once investors recognize that, the stock should bounce back.

Defensive strategy remains intact
Throughout the year, we've kept our defensive posture in order to protect against rising interest rates and to preserve the Fund's net asset value. Our strong focus on preferred stocks N 82% of the Fund's net assets N helped us do just that. Because of their above-average yields, preferred stocks tend to cushion against rising interest rates. As we explained in the semi-annual report six months ago, we look for three things in choosing preferred stocks: an attractive dividend yield, DRD-eligibility and good call protection.

     In recent months, we've also looked for selected opportunities among common stock utilities. After a tough several months, prices of common stock utilities have fallen to low levels, while their yields have moved up sharply. A note of caution. We're not just looking for cheap utility stocks. We're targeting fundamentally

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I


[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: For the year ended September 30, 1996." The chart is scaled in increments of 2% with 8% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 7.27% total return for the John Hancock Patriot Premium Dividend Fund I. The second represents the 7.21% total return for the Dow Jones Utility Average. The third represents the 7.72% total return for the Average preferred stock closed-end fund. A footnote below states: "The total return for John Hancock Patriot Premium Dividend Fund I is at net asset value with all distributions reinvested. The average preferred stock closed-end fund is tracked by Lipper Analytical Services. The Dow Jones Utility Average is an unmanaged index which measures the performance of the utility industry in the United States."]

sound utilities whose common stocks have gotten caught in the utility market downdraft. Below are two of our favorite common stock utility holdings.

*CONSOLIDATED EDISON. New York utilities are facing one of the worst possible regulatory environments in the U.S. That's because the overwhelming political influence in the state's utility commission is leading to irrational policy decisions. The result has been a sharp drop in all New York utility stocks. Consolidated Edison, however, doesn't deserve to be painted with the same negative brush. For starters, this New York City utility not only has one of the strongest balance sheets of all the utilities in the U.S, but it also has a long history of positive relations with state regulators. Second, competition isn't much of a threat for Con Ed. The dearth of transmission lines into the city preclude other utilities from entering the market. Finally to top it off, Con Ed offers an attractive 7.55% yield and a history of modest dividend increases. Given that, we've recently added to our position in the stock.

*MONTANA POWER COMPANY. This is another utility that's well-insulated from competition. By using inexpensive hydro-power to generate electricity, Montana Power is one of the lowest-cost electric providers in the U.S. As a result, virtually no competitor can beat its low rates. What's more, Montana Power has a solid balance sheet, no nuclear exposure and an attractive dividend yield of 7.5%. By July, the stock had dropped to ridiculously low levels, so we started adding to our holdings.

--------------------------------------------------------------------------------
"...Our strategy will remain defensive..."
--------------------------------------------------------------------------------

Outlook
Bond and utility investors have breathed a collective sigh of relief in recent weeks, thanks to September's weaker-than-expected employment report and the Federal Reserve's continued neutral stance. We do not believe, however, that the volatility is over. Fears of an overheating economy could surface again easily and quickly. With uncertainty still plaguing the market, our strategy will remain defensive, with a continued focus on higher-yielding preferred stocks and selected utility common stocks. As always, our goal is to preserve the Fund's net asset value, while maximizing income for our shareholders.


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund I


Statement of Assets and Liabilities
September 30, 1996
--------------------------------------------------------------------------------

The STATEMENT OF ASSETS AND LIABILITIES is the Fund's balance sheet on September 30, 1996. You'll also find the net asset value per share, for each Common Share, as of that date.

The STATEMENT OF OPERATIONS summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains and losses for the period stated.

Assets:
  Investments at value - Note C:
    Preferred stocks (cost - $159,434,242)......................   $161,399,082
    Common stocks (cost - $36,711,250)..........................     32,919,188
    Trust originated preferred securities
      (cost - $5,476,600).......................................      5,408,375
    Short-term investments (cost - $7,484,934)..................      7,484,934
                                                                   ------------
                                                                    207,211,579
  Dividends receivable..........................................      1,024,585
  Other assets..................................................         14,529
                                                                   ------------
                              Total Assets......................    208,250,693
                              -------------------------------------------------
Liabilities:
  DARTS dividend payable........................................          7,371
  Common Share dividend payable.................................        990,032
  Payable for investments purchased.............................      4,568,500
  Payable to John Hancock Advisers, Inc. - Note B...............         14,529
  Accounts payable and accrued expenses.........................        245,672
                                                                   ------------
                              Total Liabilities.................      5,826,104
                              -------------------------------------------------
Net Assets:
  Dutch Auction Rate Transferable Securities Preferred
    Stock Series A (DARTS) - Without par value, unlimited
    number of shares of beneficial interest authorized,
    685 shares issued, liquidation preference
    of $100,000 per share - Note A..............................     68,500,000
                                                                   ------------
  Common Shares -
    Without par value, unlimited number of shares of
    beneficial interest authorized, 14,843,056 shares
    issued and outstanding......................................    137,976,469
  Accumulated net realized loss on investments..................  (   1,689,748)
  Net unrealized depreciation of investments....................  (   1,894,371)
  Distributions in excess of net investment income..............  (     467,761)
                                                                   ------------
                              Net Assets Applicable to
                              Common Shares ($9.02 per
                              share based on 14,843,056
                              shares outstanding)...............    133,924,589
                              -------------------------------------------------
                              Net Assets........................   $202,424,589
                              =================================================


Statement of Operations
Year ended September 30, 1996
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes
    of $53,509).................................................    $16,314,155
  Interest......................................................        130,900
                                                                    -----------
                                                                     16,445,055
                                                                    -----------
  Expenses:
    Investment management fee - Note B..........................      1,853,327
    Administration fee - Note B.................................        205,680
    DARTS and auction fees......................................        198,979
    Printing....................................................         59,958
    Custodian fee...............................................         58,992
    Transfer agent fee..........................................         58,770
    Auditing fee................................................         53,270
    Miscellaneous...............................................         37,210
    Trustees' fees..............................................         26,574
    Legal fees..................................................          6,311
                                                                    -----------
                              Total Expenses....................      2,559,071
                              -------------------------------------------------
                              Net Investment Income.............     13,885,984
                              -------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments sold.........................      1,608,570
  Change in net unrealized appreciation/depreciation
    of investments..............................................   (  2,986,883)
                                                                    -----------
                              Net Realized and Unrealized
                              Loss on Investments...............   (  1,378,313)
                              -------------------------------------------------
                              Net Increase in Net Assets
                              Resulting from Operations.........     12,507,671
                              =================================================
                              Distributions to DARTS               (  2,849,681)
                              -------------------------------------------------
                              Net Increase in Net Assets
                              Applicable to Common Shareholders
                              Resulting from Operations
                              Less DARTS Distributions              $ 9,657,990
                              =================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund I


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED SEPTEMBER 30,
                                                                                       ------------------------
                                                                                          1995          1996
                                                                                     ------------   ------------
From Operations:
  Net investment income.........................................................     $ 13,992,687   $ 13,885,984
  Net realized gain (loss) on investments sold..................................    (   1,482,849)     1,608,570
  Change in net unrealized appreciation/depreciation of investments.............       20,715,056  (   2,986,883)
                                                                                     ------------   ------------
    Net Increase in Net Assets Resulting from Operations........................       33,224,894      2,507,671
                                                                                     ------------   ------------
Distributions to Shareholders:
  DARTS ($4,486 and $4,160 per share, respectively ) - Note A...................    (   3,073,252) (   2,849,681)
  Common Shares - Note A
    Dividends from net investment income ($0.7986 and $0.7442) per share,
      respectively).............................................................    (  11,772,508) (  11,036,303)
    Distributions in excess of net investment income ($0.0018 and $0.0562
      per share, respectively)..................................................    (      26,964) (     832,797)
                                                                                     ------------   ------------
      Total Distributions to Shareholders.......................................    (  14,872,724) (  14,718,781)
                                                                                     ------------   ------------
From Fund Share Transactions:
  Value of shares issued to common shareholders in reinvestment of
    distributions*..............................................................        1,464,283        196,359
                                                                                     ------------   ------------
Net Assets:
  Beginning of period...........................................................      184,622,887    204,439,340
                                                                                     ------------   ------------
  End of period (including distributions in excess of net investment
    income of $26,964 and $467,761 respectively)................................     $204,439,340   $202,424,589
                                                                                     ============   ============

* Analysis of Common Shareholder Transactions:

                                                                          YEAR ENDED SEPTEMBER 30,
                                                           -----------------------------------------------------
                                                                     1995                        1996
                                                           -------------------------   -------------------------
                                                             SHARES        AMOUNT        SHARES        AMOUNT
                                                           ----------   ------------   ----------   ------------
  Shares outstanding beginning of period..............     14,645,024   $136,315,827   14,821,141   $137,780,110
  Shares issued to common shareholders for reinvestment
    of distributions                                          176,117      1,464,283       21,915        196,359
                                                           ----------   ------------   ----------   ------------
  Shares outstanding end of period....................     14,821,141   $137,780,110   14,843,056   $137,976,469
                                                           ==========   ============   ==========   ============

The STATEMENT OF CHANGES IN NET ASSETS shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase due to reinvestment of distributions. The footnote illustrates any reclassifications of capital share amounts, the number of Common Shares outstanding at the beginning of the period, reinvested and outstanding at the end of the period, for the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund I


Financial Highlights
Selected data for a Common Share outstanding throughout the periods indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                           Year Ended September 30,
                                                           ------------------------------------------------------------------------
                                                              1992(a)          1993           1994          1995           1996
                                                              -------          ----           ----          ----           ----
Common Shares
Per Share Operating Performance
Net Asset Value, Beginning of Period...................    $       9.54   $      10.47   $      11.29   $       7.93   $       9.17
                                                           ------------   ------------   ------------   ------------   ------------
Net Investment Income..................................            0.92           0.90           0.89           0.95           0.94
Net Realized and Unrealized Gain (Loss)
  on Investments.......................................            0.95           1.25  (        2.86)          1.30  (        0.10)
                                                           ------------   ------------   ------------   ------------   ------------
    Total from Investment Operations...................            1.87           2.15  (        1.97)          2.25           0.84
                                                           ------------   ------------   ------------   ------------   ------------
Less Distributions:
  Dividends to DARTS Shareholders......................   (        0.14) (        0.13) (        0.14) (        0.21) (        0.19)
  Dividends from Accumulated Net Investment
    Income to Common Shareholders......................   (        0.54) (        0.64) (        1.00) (        0.80) (        0.74)
  Distributions in Excess of Accumulated Net Investment
    Income to Common Shareholders......................             ---            ---            ---            ---  (        0.06)
  Distributions from Net Realized Short-term
    Capital Gains on Investments to
    Common Shareholders................................   (        0.26) (        0.56) (        0.25)           ---            ---
                                                           ------------   ------------   ------------   ------------   ------------
    Total Distributions................................   (        0.94) (        1.33) (        1.39) (        1.01) (        0.99)
                                                           ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period.........................    $      10.47   $      11.29   $       7.93   $       9.17   $       9.02

Per Share Market Value, End of Period..................    $     10.500   $     10.875          8.000   $      9.000   $      9.125
Total Investment Return at Market Value................          26.52%         15.66%  (      16.05%)        23.68%         10.58%
Ratios and Supplemental Data
Net Assets Applicable to Common Shares,
  End of Period........................................    $151,458,764   $163,682,949   $116,122,887   $135,939,340   $133,924,589
Ratio of Expenses to Average Net Assets *                         1.37%          1.40%          1.29%          1.32%          1.24%
Ratio of Net Investment Income to
  Average Net Assets *.................................           6.46%          5.62%          6.42%          7.29%          6.75%
Portfolio Turnover Rate................................            100%            69%            56%            74%            57%
Senior Securities
Total DARTS Outstanding................................    $ 68,500,000   $ 68,500,000   $ 68,500,000   $ 68,500,000   $ 68,500,000
Asset Coverage per Unit (b)............................    $    318,829   $    342,383        271,736   $    290,238   $    294,044
Involuntary Liquidation Preference per Unit (c)            $    100,000   $    100,000   $    100,000   $    100,000   $    100,000
Approximate Market Value per Unit (c)..................    $    100,000   $    100,000   $    100,000   $    100,000   $    100,000
Average Broker Commission Rate (d).....................             N/A            N/A            N/A            N/A   $     0.0580

* Ratios calculated on the basis of expenses and net investment income applicable to both common and preferred shares relative to the average net assets for both common and preferred shares.
(a) Prior to the assumption of the advisory contract on May 6, 1992 by John Hancock Advisers, Inc., the Fund was advised by Patriot Advisers, Inc.
(b) Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date.
(c)  Plus accumulated and unpaid dividends.
(d) Per portfolio share traded. Required for fiscal years that began September 1, 1995, or later. (e) Distribution in excess of net investment income is less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund I


Schedule of Investments
September 30, 1996
--------------------------------------------------------------------------------

The SCHEDULE OF INVESTMENTS is a complete list of all securities owned by the Fund on September 30, 1996. It's divided into four main categories: preferred stocks, common stocks, trust originated preferred securities and short-term investments. The stocks and trust originated preferr ed securities are further broken down by industry groups. Under each industry group is a list of the stocks owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.


ISSUER, DESCRIPTION                            NUMBER OF SHARES    MARKET VALUE
-------------------                            ----------------    ------------

PREFERRED STOCKS
Auto/Truck (2.19%)
  Ford Motor Co., 8.25%,
    Depositary Shares, Ser B...................    60,000          $  1,612,500
  General Motors Corp., 9.12%,
    Depositary Shares, Ser G...................   100,000             2,812,500
                                                                   ------------
                                                                     4,425,000
                                                                   ------------
Banks - U.S. (10.79%)
  Ahmanson, H.F. & Co., 8.40%,
    Depositary Shares, Ser C...................    45,000             1,164,375
  Bank of Boston Corp., 8.60%,
    Depositary Shares, Ser E...................   168,654             4,321,759
  Chase Manhattan Corp., 8.40%, Ser M .........    21,000               535,500
  Chase Manhattan Corp., 10.84%, Ser C.........    26,700               797,662
  Fleet Financial Group, Inc., 6.75%, Ser VI...    29,000             1,344,875
  Fleet Financial Group, Inc., 9.35%,
    Depositary Shares..........................   140,000             3,797,500
  Fleet Financial Group, Inc., Adjustable
    Rate Preferred ("ARP").....................    37,500             1,575,000
  LaSalle National Corp., 8.75%, Ser K (R).....    60,000             3,120,000
  Mellon Bank Corp., 9.60%, Ser I..............    55,000             1,402,500
  J.P. Morgan & Co., Inc., 6.625%,
    Depositary Shares, Ser H...................    80,000             3,790,000
                                                                   ------------
                                                                     21,849,171
                                                                   ------------
Conglomerate (0.48%)
  Grand Metropolitan Delaware, 9.42%,
    Gtd Ser A..................................    35,420               982,905
                                                                   ------------
Equipment Leasing (1.33%)
  AMERCO, 8.50%, Ser A.........................    80,000             1,910,000
  Comdisco, Inc., 8.75%, Ser A.................    30,900               780,225
                                                                   ------------
                                                                      2,690,225
                                                                   ------------
Financial Services (3.52%)
  Merrill Lynch & Co., 9.00%,
    Depositary Shares, Ser A...................    30,000               840,000
  Morgan Stanley Group, Inc., 7.75%,
    Depositary Shares..........................    15,000               757,500
  Salomon, Inc., 8.40%,
    Depositary Shares, Ser E...................   165,000             4,104,375
  Source One Mortgage Services Corp.,
    8.42%, Ser A...............................    56,800             1,427,100
                                                                   ------------
                                                                      7,128,975
                                                                   ------------
Insurance (2.43%)
  Provident Cos., Inc., 8.10%, Depositary
    Shares (formerly Provident Life &
    Accident Insurance Co. of America).........    41,500          $  1,047,875
  SunAmerica, Inc., 9.25%, Ser B...............   150,000             3,862,500
                                                                   ------------
                                                                      4,910,375
                                                                   ------------
Media (0.36%)
  Newscorp Overseas Ltd., 8.625%, Gtd
    Ser A (Cayman Islands).....................    30,000               731,250
                                                                   ------------
Oil & Gas (7.69%)
  Coastal Corp., $2.125, Ser H.................   188,500             4,783,187
  Elf Overseas Ltd., 8.50%, Gtd Ser A
    (Cayman Islands)...........................   150,000             3,937,500
  ENSERCH Corp., ARP, Depositary
    Shares, Ser F..............................    25,000               559,375
  Enterprise Oil PLC, 10.50%, American
    Depositary Receipt ("ADR"), Ser A
    (United Kingdom)...........................    24,000               624,000
  Lasmo PLC, 10.00%, ADR, Ser A
    (United Kingdom)...........................   117,500             2,996,250
  Phillips Gas Co., 9.32%, Ser A...............   101,100             2,666,512
                                                                   ------------
                                                                     15,566,824
                                                                   ------------
Paper (2.36%)
  Boise Cascade Corp., 9.40%, Ser F............    66,700             1,734,200
  Bowater, Inc., 8.40%, Depositary
    Shares, Ser C..............................   120,000             3,045,000
                                                                   ------------
                                                                      4,779,200
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       9
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================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund I


ISSUER, DESCRIPTION                            NUMBER OF SHARES    MARKET VALUE
-------------------                            ----------------    ------------

Utilities (48.58%)
  Baltimore Gas & Electric Co.,
    6.99%, Ser 1995............................    34,000          $  3,468,000
  Baltimore Gas & Electric Co.,
    6.97%, Ser 1993............................     6,500               661,375
  Boston Edison Co., 4.25%                         37,172             2,114,158
  Central Maine Power Co., 7.999%, Ser A.......    10,000               930,000
  Central Maine Power Co., 8.875% (R)..........     9,600               945,600
  Columbus Southern Power Corp., 7.875%........    20,000             2,110,000
  Columbus Southern Power Corp.,
    8.375%, Ser A..............................    66,000             1,650,000
  Commonwealth Edison Co., $7.24...............    47,000             4,136,000
  Commonwealth Edison Co., $8.40, Ser A........    45,283             4,528,300
  Detroit Edison Co., 7.75%....................    60,000             1,500,000
  Entergy Gulf States, Inc., $8.52
    (formerly Gulf States Utilities Co.).......    18,996             1,804,620
  Entergy Gulf States, Inc., $9.96
    (formerly Gulf States Utilities Co.).......    15,605             1,601,463
  Entergy Gulf States, Inc., ARP,
  Depositary Shares, Ser B
    (formerly Gulf States Utilities Co.).......    25,460             1,234,810
  Florida Power & Light Co., 6.75%, Ser U......    42,000             4,168,500
  GTE Florida, Inc., 8.16%.....................    25,000             2,625,000
  GTE North, Inc., $7.60, Ser IND..............    11,000             1,101,375
  Houston Lighting & Power Co., $8.12..........    14,354             1,453,342
  Idaho Power Co., 7.07%.......................    13,000             1,319,500
  Indianapolis Power & Light Co., 8.20%........     8,000               808,000
  MCN Michigan, Limited Partnership,
    9.375%, Ser A..............................   140,000             3,780,000
  Massachusetts Electric Co., 6.84%............   134,900             3,203,875
  Massachusetts Electric Co., 6.99%............    13,500             1,353,375
  MP&L Capital I, 8.05%........................    81,725             2,032,909
  Monongahela Power Co., $7.73, Ser L..........    29,500             3,085,110
  Montana Power Co., $6.875....................    22,500             2,261,250
  NIPSCO Capital Markets, Inc., 7.75%..........   196,110             4,657,613
  PSI Energy, Inc., 6.875%.....................    37,000             3,686,125
  PSI Energy, Inc., 7.44%......................    90,580             2,241,855
  PacifiCorp., 8.375%, Ser A...................    25,000               637,500
  Peco Energy Co., $7.48.......................    13,000             1,330,875
  Portland General Electric Co.,
    8.25%, Ser A...............................    59,500             1,472,625
  Potomac Electric Power Co.,
    $3.82, Ser 1969............................    25,701             1,304,326
  Public Service Co. of NH, 10.60%, Ser A......    25,000               606,250
  Public Service Electric & Gas Co., 6.80%.....    24,509             2,230,319
  Public Service Electric & Gas Co., 6.92%.....    25,800             2,580,000
  Southern California Gas Co., 7.75%...........   138,550             3,481,069


ISSUER, DESCRIPTION                            NUMBER OF SHARES    MARKET VALUE
-------------------                            ----------------    ------------

Utilities (continued)
  TU Electric Capital III, 8.00%...............   134,000          $  3,299,750
  Texas Utilities Electric Co.,
    $1.875, Depositary Shares, Ser A...........    50,000             1,212,500
  Texas Utilities Electric Co., $7.98..........    36,000             3,780,000
  UtiliCorp Capital, Limited Partnership,
    8.875%, Ser A..............................   184,256             4,836,720
  Virginia Electric & Power Co., $7.05.........    10,000             1,020,000
  Washington Natural Gas Co.,
    7.45%, Ser II..............................   124,000             3,038,000
  Washington Natural Gas Co.,
    8.50%, Ser III.............................   119,336             3,043,068
                                                                   ------------
                                                                     98,335,157
                                                                   ------------
                         TOTAL PREFERRED STOCKS
                            (Cost $159,434,242)   (79.73%)          161,399,082
                                                   ------          ------------

COMMON STOCKS
Utilities (16.26%)
  Boston Edison Co......                          175,000             3,871,875
  Consolidated Edison Co. of NY, Inc.              83,000             2,303,250
  Delmarva Power & Light Co.                      140,000             2,870,000
  Houston Industries, Inc.                         57,800             1,278,825
  MidAmerican Energy Co.                          126,700             2,011,363
  Montana Power Co......                          130,000             2,778,750
  New England Electric System                      97,000             3,019,125
  Oklahoma Gas & Electric Co.                      72,000             2,880,000
  Peco Energy Co........                          100,000             2,375,000
  Public Service Enterprise Group, Inc.            98,500             2,634,875
  Puget Sound Power & Light Co.                   171,900             3,867,750
  Washington Water Power Co.                       37,000               698,375
  Western Resources, Inc.                          80,000             2,330,000
                                                                   ------------
                            TOTAL COMMON STOCKS
                             (Cost $36,711,250)    (16.26%)          32,919,188
                                                    ------         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund I



ISSUER, DESCRIPTION                            NUMBER OF SHARES    MARKET VALUE
-------------------                            ----------------    ------------

TRUST ORIGINATED PREFERRED SECURITIES
Utilities (2.67%)
  Southern Union Financing I, 9.48%,
    Ser 05-17-25...............................   185,000          $  4,694,375
  Sierra Pacific Power Cap, 8.60%                  28,000               714,000
                                                                   ------------
                         TOTAL TRUST ORIGINATED
                           PREFERRED SECURITIES
                              (Cost $5,476,600)   ( 2.67%)            5,408,375
                                                   ------          ------------

                                   INTEREST       PAR VALUE
ISSUER, DESCRIPTION                  RATE      (000'S OMITTED)     MARKET VALUE
-------------------                  ----      ---------------     ------------

SHORT-TERM INVESTMENTS
Commercial Paper (3.70%)
  Prudential Funding Corp.
    10-01-96....................     5.65%         $ 7,485         $  7,484,934
                                                                   ------------
              TOTAL SHORT-TERM INVESTMENTS        (  3.70%)           7,484,934
                                                   -------         ------------
                         TOTAL INVESTMENTS        (102.36%)        $207,211,579
                                                   =======         ============

Parenthetical  disclosure  of a  foreign  country  in the  security  description
represents  country  of  foreign  issuer,  however,   security  is  U.S.  dollar
denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund. The securities indicated by (R) are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,065,600 as of September 30, 1996.



















                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund I


NOTE A -
ACCOUNTING POLICIES
Patriot Premium Dividend Fund I (the "Fund") is a diversified closed-end management investment company, registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,654,338 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gains distributions will be made. The carryforwards expire as follows:
September 30, 2002 N $305,896 and September 30, 2003 N $1,348,442.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through September 30, 1996, which has no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED STOCK SERIES A (DARTS) The Fund issued 685 shares of Dutch Auction Rate Transferable Securities Preferred Stock Series A (DARTS) concurrently with the issuance of its Common Shares in the public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and have been reset every 49 days thereafter by auction. Dividend rates ranged from 3.87% to 4.37% during the period ended September 30, 1996.

     The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respects to the DARTS, as defined in the Fund's By-Laws.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

              John Hancock Funds - Patriot Premium Dividend Fund I


NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS
Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, for a continuous investment program equivalent on an annual basis, to the sum of .50 of 1% of the Fund's average weekly net assets, plus 5% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1% annually of the Fund's average weekly net assets. For the period ended September 30, 1996, the advisory fee incurred did not exceed the maximum advisory fee allowed.

     The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to .10 of 1% of the Fund's average weekly net assets. Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

     Mr. Edward J. Boudreau, Jr., Mr. Thomas W. L. Cameron, Mr. Richard S. Scipione, and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect income earned by the investment as well as any unrealized gains or losses. At September 30, 1996, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $1,076.

NOTE C -
INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended September 30, 1996, aggregated $115,028,898 and $114,230,587, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended September 30, 1996.

     The cost of long-term investments owned at September 30, 1996 for Federal income tax purposes was $201,831,938. Gross unrealized appreciation and depreciation of investments aggregated $3,844,202 and $5,949,495, respectively, resulting in net unrealized depreciation of $2,105,293 for federal tax purposes.

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS
In accordance with Statement of Position 93-2, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed net investment income or accumulated net realized gains and losses on a tax basis, which is considered to be more informative to the shareholder. As of September 30, 1996, the Fund has reclassified amounts to reflect an increase in undistributed net investment income and an increase in accumulated net realized loss on investments of $392,000.

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund 1



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
To the Shareholders and Board of Trustees of John Hancock Patriot Premium Dividend Fund I:

We have audited the accompanying statement of assets and liabilities of John Hancock Patriot Premium Dividend Fund I (the Fund), including the schedule of investments, as of September 30, 1996, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Patriot Premium Dividend Fund I as of September 30, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                             Arthur Andersen LLP

Boston, Massachusetts
November 1, 1996


TAX INFORMATION NOTICE (UNAUDITED)
For Federal Income Tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended September 30, 1996.

     The Board of Trustees of the Fund declared dividends on the Common Shares from undistributed net investment income amounting to $0.80 per share, for the year ended September 30, 1996. Distributions to preferred and common
shareholders  were  100%  qualified  for  the  dividends  received   deductions.
Shareholders will be mailed a 1996 U.S. Treasury Department Form 1099-DIV in January 1997 representing their proportionate share.

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund 1


INVESTMENT OBJECTIVE AND POLICY
The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

DIVIDEND REINVESTMENT PLAN
The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02210, as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

     If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, after such date except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

     There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of

================================================================================

              John Hancock Funds - Patriot Premium Dividend Fund I


dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at 225 Franklin Street, Boston, Massachusetts 02110 (telephone 1-800-426-5523).

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                                     NOTES

              John Hancock Funds - Patriot Premium Dividend Fund I

================================================================================
                                     NOTES

              John Hancock Funds - Patriot Premium Dividend Fund I

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                                     NOTES

              John Hancock Funds - Patriot Premium Dividend Fund I

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[LOGO] JOHN HANCOCK FUNDS                                     Bulk Rate
       A Global Investment Management Firm                   U.S. Postage
101 HUNTINGTON AVENUE BOSTON, MA 02199-7603                      PAID
                                                            So. Hackensack
                                                            Permit No. 750
























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